Semiannual Report

U.S.Treasury Funds

November 30, 2000

T. Rowe Price

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

U.S. Treasury Funds

     o Economic growth slowed and the Federal Reserve did not raise rates in the last six months, improving the environment for Treasuries.

     o    The U.S. Treasury Money Fund outstripped its average competitor.

     o The U.S. Treasury Intermediate Fund slightly lagged its Lipper peer group average, but the U.S. Treasury Long-Term Fund outperformed by emphasizing very long-term issues.

     o As rates seemed more likely to decline, we shifted some of each fund's assets into longer maturities.

     o The Fed may lower rates in the next three to six months, and the outlook for Treasuries in 2001 should be favorable.


UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Fellow Shareholders

Economic growth slowed in the six-month period ended November 30, 2000, and the Federal Reserve kept short-term interest rates steady. High money market yields and rising bond prices contributed to the favorable performance of the U.S. Treasury funds.

MARKET ENVIRONMENT

     The environment for Treasuries improved considerably since the end of May. After raising short-term interest rates repeatedly over the previous 12 months, the Federal Reserve made its last tightening move on May 16, when it boosted the federal funds target rate-an overnight interbank lending rate-50 basis points (one half percentage point) to 6.50%. The rate increases appear to have been successful in cooling both GDP growth and consumer demand. At the same time, continued improvements in productivity helped keep inflation at bay.

     Ninety-day Treasury bill yields rose for most of the period, as you can see in the chart below. In contrast, intermediate- and long-term bond yields fell (and prices rose) as stock market volatility and concerns about a slowing economy encouraged investors to seek the relative safety of the Treasury market. In fact, Treasuries seem likely to outperform stocks this year for the first time since 1993.

Interest Rate Levels
--------------------------------------------------------------------------------

                30-Year         5-Year          90-Day
               Treasury       Treasury        Treasury
                   Bond           Note            Bill

11/30/99          6.22           6.03             5.28
                  6.46           6.33             5.33
                  6.57           6.63             5.59

02/00             6.13           6.59             5.81
                  5.94           6.42             5.88
                  5.95           6.42             5.78

05/00             6.14           6.65              5.92
                  5.94           6.25             5.84
                  5.80           6.16             6.20

08/00             5.71           6.02             6.31
                  5.89           5.90             6.21
                  5.80           5.82             6.38

11/30/00          5.66           5.52             6.26


     Long-term Treasury yields are usually higher than short-term yields. However, the opposite was true in the last six months, creating an "inverted yield curve." This reflected the Fed's tight monetary policy and the government's increased emphasis on short-term securities for its borrowing needs. In addition, the Treasury's buyback program and reduced issuance of longer-term securities-both made possible by the increasing federal budget surplus-helped push longer-term yields down.

U.S. TREASURY MONEY FUND

Performance Comparison
--------------------------------------------------------------------------------

     Periods Ended 11/30/00                     6 Months           12 Months
--------------------------------------------------------------------------------

     U.S. Treasury Money Fund                       2.85%               5.47%

     Lipper U.S. Treasury Money
     Market Funds Average                           2.82                5.37

* Your investment in the U.S. Treasury Money Fund is neither insured nor guaranteed by the U.S. government.

     Your fund returned 2.85% in the last six months and 5.47% for the 12-month period ended November 30. As shown in the table, the fund performed better than its benchmark, the Lipper U.S. Treasury Money Market Funds Average, in both periods. The fund's six-month dividend per share rose slightly, and its seven-day compound yield climbed from 5.48% on May 31 to 5.97% at the end of November.

     We were able to stay a step ahead of our competitors by taking advantage of changes in the direction of interest rates. While the Fed was raising rates early in the year, we kept the fund's weighted average maturity short, which allowed us to reinvest proceeds quickly from maturing securities into higher-yielding issues. As the economy slowed during the last six months and the Fed seemed less inclined to raise rates, we shifted assets into longer-term Treasury bills to lock in their higher yields. Our actions extended the fund's average maturity from 58 days at the end of May to 69 days on November 30.

     As the Fed backed away from its tightening program, we changed the portfolio's structure so that fund assets were concentrated in Treasuries maturing in three to six months, rather than among issues with broadly varying maturities. This is called a "bullet" strategy, and it tends to perform better when interest rates are steady or declining.

U.S. TREASURY INTERMEDIATE FUND

Performance Comparison
-------------------------------------------------------------------------------
     Periods Ended 11/30/00                     6 Months           12 Months
--------------------------------------------------------------------------------

     U.S. Treasury Intermediate Fund                7.20%               8.98%
     Salomon Smith Barney 1-7 Year
     Treasury Index                                 5.79                7.77
     Lipper Average of Intermediate
     U.S. Treasury Funds                            7.60                9.11

     Your fund returned a strong 7.20% for the six-month period ended November 30, reflecting income of $0.14 and a $0.21 increase in the fund's net asset value (NAV). The fund's 12-month return of 8.98%, which represented income of $0.28 and $0.10 in NAV appreciation, was also favorable.

     The fund outperformed the Salomon Smith Barney 1-7 Year Treasury Index in both periods because its duration was longer than that of the index. (Duration is a measure of interest rate sensitivity. A security with a four-year duration means that its price will rise by 4% with each one-percentage-point fall in interest rates, and vice versa.) When long-term rates decline, as they did for most of this year, Treasury funds with longer durations perform better than those with shorter durations because their holdings appreciate more. Unfortunately, the fund slightly lagged its Lipper benchmark in both periods because its duration was shorter than that of competing funds that own very long-term Treasuries.

     At the end of May, we believed more Fed rate hikes were possible, so we maintained a relatively cautious duration stance. This would have cushioned the fund somewhat from falling bond prices because Treasuries with short maturities are less sensitive to interest rate changes than long-term issues. However, the economy showed increasing signs of slowing as the year progressed, which led us to believe-correctly-that intermediate- and long-term rates would fall. Therefore, we used our cash reserves to purchase longer-term Treasury securities that would appreciate as rates declined. By doing so, we extended the fund's duration from 4.1 years to
     5.1 years over the past six months.

     To keep the portfolio diversified, we maintained relatively high exposure to Ginnie Mae securities, which yield more than comparable Treasuries and yet have the same high credit quality. However, we emphasized lower-coupon Ginnie Maes because they generally perform better than higher-coupon mortgages in a falling interest rate environment. In addition, we continued to use Treasury Inflation-Protected Securities (TIPS) to hedge against inflation. Their principal value is adjusted monthly to reflect changes in the consumer price index, and when interest rates and inflation increase, they perform well relative to conventional Treasuries.

U.S. TREASURY LONG-TERM FUND

Performance Comparison
--------------------------------------------------------------------------------
     Periods Ended 11/30/00                     6 Months           12 Months
--------------------------------------------------------------------------------

     U.S. Treasury Long-Term Fund                   9.66%              14.58%

     Salomon Smith Barney
     Treasury Index                                 7.48               10.64

     Lipper Average of General U.S.
     Treasury Funds                                 8.50               11.92

     Your fund posted a strong 9.66% return for the six-month period ended November 30, thanks to income of $0.31 and a $0.70 increase in the fund's net asset value (NAV). For the 12-month period, the fund's high 14.58% return reflected an almost-balanced contribution of income ($0.62) and price appreciation ($0.74).

     The fund outperformed the Lipper Average of General U.S. Treasury Funds and the Salomon Smith Barney Treasury Index in both periods, as shown in the table, because its duration was longer. (See U.S. Treasury Intermediate for an explanation of duration.) Long-term bond prices rise more than short-term bond prices when interest rates fall, so the fund's emphasis on long-term Treasuries gave it a performance advantage over its competitors, particularly in the last six months.

     At the end of May, the fund's duration was 9.5 years, reflecting some caution on our part in case rates rose further. However, as the economy showed clear signs of deceleration over the summer, we perceived that long-term rates would decline. As with the U.S. Treasury Intermediate Fund, we increased exposure to longer-term issues that would rise in price as rates fell, thus boosting the fund's total return. As a result, the fund's duration rose to 10.6 years at the end of November, making the portfolio more sensitive to rate fluctuations.

     To purchase additional Treasury securities, we trimmed our mortgage-backed exposure to 11.6% of assets over the last six months. Although mortgages have a yield advantage over comparable Treasuries, their potential for price appreciation in a falling interest rate environment is limited because homeowners are more likely to prepay their mortgages and refinance at lower rates. We also reduced our positions in Treasury Inflation-Protected Securities, or TIPS. (See U.S. Treasury Intermediate for a description of these.) With the economy slowing and inflation pressures likely to ease, we felt that conventional long-term Treasuries offered a better combination of yield and appreciation potential. In addition, TIPS have shorter durations, so they are more appropriate holdings for the U.S. Treasury Intermediate Fund.

OUTLOOK

     Stable inflation and accelerating productivity have bought the Fed time to see if its rate increases in 1999 and the first half of 2000 will moderate the economy's growth while maintaining full employment. Fortunately, noninflationary growth appears sustainable: softening labor markets are slowing income growth; weaker income growth is limiting demand; and more moderate demand is cooling hiring plans. As a result, third-quarter GDP was much lower than in recent quarters.

     We believe that the environment for Treasuries in 2001 will be favorable. Because high oil prices, disappointing corporate earnings, and high short-term interest rates increase the risks of a "hard landing" for the economy, we think the Federal Reserve will probably lower the fed funds rate in the next three to six months. Treasury bond yields may continue to decline, though not as dramatically as in the last six months unless the economy or the stock market performs worse than expected. Regardless, demand for Treasuries should remain steady due to technical factors, such as limited new issuance and the continuation of the Treasury's buyback program.

     Respectfully submitted,

     William T. Reynolds
     President, T. Rowe Price U.S. Treasury Funds, Inc.


December 18, 2000

T. Rowe Price U.S. Treasury Funds


Portfolio Highlights
--------------------------------------------------------------------------------

    KEY STATISTICS

                                                 5/31/00            11/30/00

     U.S. Treasury Money Fund
     ---------------------------------------------------------------------------

     Price Per Share                           $    1.00           $    1.00

     Dividends Per Share

       For 6 months                                0.025               0.028

       For 12 months                               0.046               0.053

     Dividend Yield (7-Day Compound) *             5.48%               5.97%

     Weighted Average Maturity (days)                58                  69

     Weighted Average Quality **               First Tier          First Tier

     U.S. Treasury Intermediate Fund
     ---------------------------------------------------------------------------

     Price Per Share                           $    4.96           $    5.17

     Dividends Per Share

       For 6 months                                 0.14                0.14

       For 12 months                                0.28                0.28

     30-Day Dividend Yield ***                      6.34%               5.84%

     30-Day Standardized Yield to Maturity          6.89                5.98

     Weighted Average Maturity (years)              5.8                 6.5

     Weighted Average Effective Duration (years     4.1                 5.1

     Weighted Average Quality ****                  AAA                 AAA


Portfolio Highlights
--------------------------------------------------------------------------------
     KEY STATISTICS

                                                    5/31/00            11/30/00
     U.S. Treasury Long-Term Fund
     ---------------------------------------------------------------------------
     Price Per Share                           $   10.58           $   11.28

     Dividends Per Share
          For 6 months                              0.31                0.31

          For 12 months                             0.62                0.62

     30-Day Dividend Yield ***                      6.02%               5.52%

     30-Day Standardized Yield to Maturity          6.27                5.68

     Weighted Average Maturity (years)              15.7                16.3

     Weighted Average Effective Duration (years      9.5                10.6

     Weighted Average Quality ****                   AAA                 AAA

* Dividends earned and reinvested for the last seven days of each period indicated are annualized and divided by the fund's net asset value per share at the end of the period.
**   All securities purchased in the money
     fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.
*** Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value per share at the end of the period.
**** Based on T. Rowe Price research.

Note:Investments in the U.S. Treasury Funds are not insured or guaranteed by the U.S. government.


T. Rowe Price U.S. Treasury Funds

--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------

These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

     U.S. TREASURY MONEY FUND
     ---------------------------------------------------------------------------

     As of 11/30/00

                                               Lipper U.S.
                                                  Treasury                 U.S.
                                              Money Market             Treasury
                                             Funds Average           Money Fund

       11/90                                      10,000                 10,000
       11/91                                      10,577                 10,557
       11/92                                      10,940                 10,911
       11/93                                      11,219                 11,187
       11/94                                      11,593                 11,559
       11/95                                      12,200                 12,164
       11/96                                      12,780                 12,748
       11/97                                      13,395                 13,364
       11/98                                      14,038                 14,011
       11/99                                      14,635                 14,608
       11/00                                      15,429                 15,407

     U.S. TREASURY INTERMEDIATE FUND
     ---------------------------------------------------------------------------

     As of 11/30/00

                                                                           U.S.
                                                   Salomon             Treasury
                                              Smith Barney         Intermediate
                                                  1-7 Year                 Fund

       11/90                                      10,000                 10,000
       11/91                                      11,264                 11,278
       11/92                                      12,151                 12,164
       11/93                                      13,172                 13,294
       11/94                                      13,034                 13,013
       11/95                                      14,668                 14,942
       11/96                                      15,631                 15,591
       11/97                                      16,588                 16,549
       11/98                                      18,003                 18,350
       11/99                                      18,342                 17,963
       11/00                                      19,767                 19,576

       U.S.Treasury Long-Term Fund
     ---------------------------------------------------------------------------
                                                                            U.S.
                                                   Salomon             Treasury
                                              Smith Barney            Long-Term
                                            Treasury Index                 Fund

     11/30/90                                       10,000               10,000
     11/30/91                                       11,321               11,280
     11/30/92                                       12,346               12,289
     11/30/93                                       13,834               14,100
     11/30/94                                       13,338               13,167
     11/30/95                                       15,667               16,678
     11/30/96                                       16,487               17,172
     11/30/97                                       17,700               18,898
     11/30/98                                       19,643               21,700
     11/30/99                                       19,322               20,074
     11/30/00                                       21,378               23,001
Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

     Periods Ended 11/30/00       1 Year      3 Years      5 Years     10 Years
     ---------------------------------------------------------------------------

     U.S. Treasury Money Fund       5.47%        4.86%        4.84%        4.42%

     U.S. Treasury Intermediate     8.98         5.76         5.55         6.95

     U.S. Treasury Long-Term Fun   14.58         6.77         6.64         8.69

     Investment return represents past performance and will vary. Shares of the bond funds may be worth more or less at redemption than at original purchase, as their principal value will fluctuate. Investments in the Money Fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.


T. Rowe Price U.S. Treasury Money Fund
--------------------------------------------------------------------------------

Unaudited
                                 For a share outstanding throughout each period
Financial Highlights
--------------------------------------------------------------------------------

                        6 Months     Year
                           Ended    Ended
                        11/30/00  5/31/00   5/31/99   5/31/98  5/31/97  5/31/96
NET ASSET VALUE
Beginning of period    $1.000      $1.000    $1.000    $1.000    $1.000  $1.000

Investment activities
Net investment
income (loss)           0.028       0.046     0.044     0.048     0 .046  0.050

Distributions
Net investment income  (0.028)     (0.046)   (0.044)   (0.048)   (0.046) (0.050)

NET  ASSET VALUE
End of period          $1.000      $1.000    $1.000    $1.000   $1.000   $1.000
                       ---------------------------------------------------------

Ratios/Supplemental Data

Total return(diamond)    2.85%     4.75%     4.46%     4.91%     4.74      5.08%

Ratio of total expenses
to average net asset     0.48%     0.48%     0.51%     0.51%     0.56%     0.53%

Ratio of net
investment income
loss) to average
net assets               5.63%!    4.66%     4.37%     4.82%    4 .65%     4.93%

Net assets,
end of period
(in thousands)        $912,994  $927,410  $889,945  $846,586  $821,075  $760,010

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
! Annualized The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Intermediate Fund
--------------------------------------------------------------------------------
Unaudited

                                  For a share outstanding throughout each period
Financial Highlights
--------------------------------------------------------------------------------

                        6 Months     Year
                           Ended    Ended
                        11/30/00  5/31/00  5/31/99  5/31/98   5/31/97    5/31/96

NET ASSET VALUE
Beginning of period    $ 4.96    $ 5.19    $ 5.30   $ 5.12     $ 5.11    $ 5.25

Investment activities
 Net investment
 income (loss)           0.14      0.28      0.27      0.30      0.31      0.33
 Net realized and
 unrealized gain (los    0.21     (0.18)    (0.04)     0.18      0.01     (0.14)

 Total from
 investment activitie    0.35      0.10      0.23      0.48      0.32      0.19

Distributions
 Net investment incom   (0.14)     (0.28)   (0.27)    (0.30)    (0.31)    (0.33)
 Net realized gain       --       (0.05)     0.07)     --        --        --

 Total distributions    (0.14)    (0.33)    (0.34)    (0.30)    (0.31)    (0.33)

NET ASSET VALUE
End of period          $ 5.17    $ 4.96    $ 5.19    $ 5.30    $ 5.12    $ 5.11
                    ------------------------------------------------------------

 Ratios/Supplemental Data

 Total return(diamond    7.20%     1.97%     4.28%     9.58%    6 .48      3.52%

 Ratio of total
 expensesto average
 net asset               0.62%!    0.64%     0.62%     0.61%    0 .64      0.65%

 Ratio of net
 investment income
(loss) to average
 net assets              5.62%!    5.49%     5.02%     5.72%    6 .11%     6.14%

 Portfolio turnover
 rate                   142.8%!    48.5%     61.2%    112.8%     57.9%     40.7%

 Net assets, end of
 period in thousands) $244,964  $230,350  $255,987  $203,027  $180,609  $174,176

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
! Annualized The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Long-Term Fund
--------------------------------------------------------------------------------

Unaudited
                                  For a share outstanding throughout each period
Financial Highlights
--------------------------------------------------------------------------------

                   6 Months        Year
                      Ended       Ended
                   11/30/00     5/31/00   5/31/99  5/31/98    5/31/97   5/31/96
NET ASSET VALUE
Beginning of        $ 10.58     $ 11.07   $ 11.39   $ 10.17   $ 10.02   $ 10.54

Investment
 activities
Net investment
 income (loss)         0.31      0.62      0.62      0.63      0.63      0.65*
 Net realized
 and unrealized
 gain (loss)           0.70     (0.38)     (0.25)    1.22      0.15     (0.52)

Total from
 investment
 activities            1.01      0.24      0.37      1.85      0.78      0.13

Distributions
 Net investment
 income               (0.31)    (0.62)    (0.62)    (0.63)    (0.63)    (0.65)
 Net realized gain     --       (0.11)    (0.07)     --        --        --

 Total distributions  (0.31)    (0.73)    (0.69)    (0.63)    (0.63)    (0.65)

NET ASSET VALUE
 End of period       $  11.28  $  10.58  $  11.07  $  11.39  $ 1 0.17  $  10.02
                    -----------------------------------------------------------
Ratios/Supplemental Data

 Total return(diamond   9.66%      2.43%     3.06%    18.58%     7.97%    1.02%*
Ratio of total
expenses to average
 net assets            0.62%!      0.64%     0.66%     0.67%     0.80%    0.80%*
 Ratio of net
investment income
loss) to average
 net assets            5.65%!      5.89%     5.30%     5.71%    6 .22%    6.05%*
 Portfolio turnover    12.9%!      21.7%     74.1%     80.8%    6 7.6%    60.1%
Net assets,
end of period
in thousands)       $302,431    $299,840  $333,535  $275,850   $71,263  $70,326

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. * Excludes expenses in excess of a 0.80% voluntary expense limitation in effect through 5/31/99.
! Annualized The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Money Fund
--------------------------------------------------------------------------------
Unaudited                                              November 30, 2000
Portfolio of Investments                                  Par      Value
--------------------------------------------------------------------------------
                                                            In thousands

U.S. TREASURY OBLIGATIONS  99.0%

U.S. Treasury Bills
    6.005%, 3/1/01                          $  5,434            $  5,352

    6.01%, 1/11 - 2/22/01                      7,827               7,730

    6.015%, 12/14/00 - 3/15/01                50,448              49,578

    6.02%, 12/7 - 12/14/00                    37,933              37,874

    6.03%, 3/1 - 5/24/01                      40,000              39,116

    6.035%, 12/7/00                           30,000              29,970

    6.04%, 12/7/00                            25,000              24,975

    6.045%, 12/7/00 - 4/26/01                 45,000             44,2611

    6.058%, 1/11/01                           10,000               9,931

    6.06%, 2/22/01                             2,113               2,083

    6.07%, 2/22/01                            27,810              27,421

    6.078%, 2/22 - 3/8/01                     70,000              68,901

    6.10%, 2/22/01                            30,000              29,578

    6.105%, 2/22 - 3/8/01                     20,964              20,621

    6.115%, 3/1/01                            10,000               9,847

    6.135%, 3/1/01                            20,000              19,693

    6.145%, 2/22/01                            2,899               2,858

    6.15%, 1/11/01                             1,314               1,305

    6.155%, 1/11/01                            1,316               1,307

    6.16%, 2/8/01                             30,000              29,646

    6.163%, 1/11/01                            1,442               1,432

    6.175%, 1/25/01                           30,000              29,717

    6.223%, 2/8/01                            40,000              39,523

    6.31%, 12/21/00                           50,000              49,825

    6.365%, 12/18/00                           1,180               1,176

    6.37%, 12/18/00                            1,106               1,103

    6.435%, 12/15/00                          50,000              49,875

U.S. Treasury Notes
    4.50%, 1/31/01                            50,000              49,848

    5.25%, 1/31/01                            50,000              49,909

    5.375%, 2/15/01                          100,000              99,791

    5.625%, 2/28/01                           50,000              49,924

    6.50%, 5/31/01                            10,000              10,011

Total U.S. Treasury Obligations
(Cost $904,042)                                                   904,042


Total Investments in Securities
99.0% of Net Assets (Cost $904,042)                           $   904,042

Other Assets Less Liabilities                                       8,952

NET ASSETS                                                    $   912,994
                                                              -----------


T. Rowe Price U.S. Treasury Money Fund
--------------------------------------------------------------------------------
Unaudited                                                    November 30, 2000

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
In thousands


Assets
Investments in securities, at value (cost $904,042)         $       904,042
Receivable for investment securities sold                            49,850
Other assets                                                         11,394

Total assets                                                        965,286

Liabilities
Payable for investment securities purchased                          49,875
Other liabilities                                                     2,417

Total liabilities                                                    52,292

NET ASSETS                                                  $       912,994
                                                            ---------------

Net Assets Consist of:
Accumulated net investment income - net of distributions    $            82
Accumulated net realized gain/loss - net of distributions               217
Paid-in-capital applicable to 912,772,921 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                  912,695

NET ASSETS                                                  $       912,994
                                                            ---------------

NET ASSET VALUE PER SHARE                                   $          1.00
                                                            ---------------


The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Intermediate Fund
--------------------------------------------------------------------------------
Unaudited                                              November 30, 2000

Statement of Net Assets                   Shares/Par               Value
--------------------------------------------------------------------------------
                                                            In thousands

U.S. GOVERNMENT OBLIGATIONS  85.0%

U.S. Treasury Obligations  85.0%
U.S. Treasury Bonds
    9.375%,2/15/06                          $  5,150            $  6,037

    11.625%,11/15/04                           3,800               4,606

    12.00%,5/15/05                            19,300              24,144

Principal Only, 5/15/10                       39,800              23,596

U.S. Treasury Inflation-Indexed Notes
    3.375%,1/15/07                             8,988               8,761

    3.625%,7/15/02                            15,539              15,535

U.S. Treasury Notes
    6.00%,8/15/09                              2,500               2,584

    6.125%,8/15/07                            24,200              25,052

    6.25%,2/15/07                             10,300              10,700

    6.50%,8/15/05 - 2/15/10                   60,150              63,391

    7.00%,7/15/06                             22,200              23,772

Total U.S. Government Obligations
(Cost $203,886)                                                  208,178


U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  13.7%

U.S. Government Guaranteed Obligations  13.7%
Government National Mortgage Assn.
         I
    6.00%,12/15/08 - 3/15/11                     630                 619

    6.50%,8/15/02 - 2/15/29                   24,991              24,448

    7.00%,7/15 - 9/15/16                       1,222               1,233

    7.50%,10/15/07 - 11/15/17                  1,650               1,685

    8.00%,2/15/08 - 10/15/25                   1,352               1,389

    8.50%,8/15/04 - 4/15/23                      709                 727

    9.00%,5/15/01 - 11/15/25                     444                 454

    9.50%,12/15/24 - 5/15/25                     489                 509

    10.00%,8/15/19                                63                  66

    10.50%,11/15/14                               67                  72

    11.00%,12/15/09 - 12/15/19                   509                 549

    11.50%,3/15/10 - 2/15/18                     933               1,007

    12.50%,10/15/13 - 3/15/15                     95                 104

Government National Mortgage Assn.
         II
    9.00%,10/20/16 - 2/20/27                $     73            $     76

    9.50%,1/20 - 11/20/25                         97                 100

    10.50%,1/20/16 - 6/20/19                     370                 393

    GPM, I, 11.00%,9/15/10                        29                  31
    Midget, I
    9.50%,2/15/01 - 12/15/05                     104                 106

    10.00%,5/15/04 - 9/15/05                      78                  79

    10.50%,3/15/01 - 9/15/04                      13                  14

Total U.S. Government Mortgage-Backed Securities
(Cost  $33,246)                                                   33,661


Money Market Funds  0.4%

Government Reserve Investment Fund, 6.53% #   1,002                1,002
Total Money Market Funds (Cost $1,002)                             1,002

T. Rowe Price U.S. Treasury Intermediate Fund
--------------------------------------------------------------------------------

                                                                      Value
--------------------------------------------------------------------------------
                                                                 In thousands

Total Investments in Securities
99.1% of Net Assets (Cost  $238,134)                               $ 242,841

Futures Contracts
In Thousands

                                           Contract     Unrealized
                              Expiration   Value        Gain (Loss)
                              ----------   -----------  -----------

Long, 220 U.S. Treasury
5-year Note, Contracts,
$211,125 par of 7% U.S.
Treasury Notes pledged
as initial margin             3/01         $ 22,464     $   130

Net payments (receipts)
of variation
margin to date                                               (45)

Variation margin receivable
(payable) on open futures contracts                                       85
Other Assets Less Liabilities                                          2,038

NET ASSETS                                                         $ 244,964
                                                                   ----------

Net Assets Consist of:

Accumulated net investment income - net of distributions           $    (917)
Accumulated net realized gain/loss - net of distributions             (7,614)
Net unrealized gain (loss)                                             4,837

Paid-in-capital applicable to 47,372,802 shares
of $0.01 par value capital stock outstanding; 2,000,000,000
shares of the Corporation authorized                                  248,658

NET ASSETS                                                          $ 244,964
                                                                    ---------

NET ASSET VALUE PER SHARE                                           $    5.17
                                                                    ---------

     #        Seven-day yield
     GPM      Graduated Payment Mortgage

The accompanying note are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Intermediate Fund
--------------------------------------------------------------------------------
Unaudited                                                   November 30, 2000

Statement of Net Assets                    Shares/Par                   Value
--------------------------------------------------------------------------------
                                                                 In thousands

U.S. GOVERNMENT OBLIGATIONS  85.4%

U.S. Treasury Obligations  85.4%
U.S. Treasury Bonds
       6.00%,2/15/26                           $   3,700           $   3,821

       6.25%,8/15/23                              22,000              23,336

       7.125%,2/15/23                             22,700              26,539

       7.25%,5/15/16                              31,950              36,881

       7.625%,2/15/25                             16,275              20,211

       8.75%,5/15/17                              30,000              39,525

       8.875%,2/15/19                             30,900              41,684

       Principal Only, 11/15/21                   22,000               6,586
U.S. Treasury Inflation-Indexed Notes
       3.375%,1/15/07                              2,603               2,538

       3.625%,7/15/02                              2,982               2,981

U.S. Treasury Notes
       Zero Coupon,5/15/16                        70,000              28,799

       Zero Coupon,11/15/16                       50,000              19,975

       6.125%,12/31/01                             5,250               5,255

       Total U.S. Government Obligations (Cost                       258,131


U.S. GOVERNMENT MORTGAGE-BACKED
SECURITIES  11.6%

U.S. Government Guaranteed Obligations  11.6%
Government National Mortgage Assn.
         I
       6.50%,7/15/09 - 8/15/28                     6,195               6,106

       7.50%,1/15 - 12/15/28                       5,792               5,860

       8.00%,2/15/04 - 3/15/17                       511                 524

       8.50%,12/15/05 - 2/15/27                    2,258               2,318

       9.00%,11/15/04 - 8/15/25                    3,790               3,975

       9.50%,8/15/09 - 12/15/17                    4,010               4,212

       10.00%,12/15/17 - 7/15/22                     518                 545

       10.50%,5/15/13 - 7/15/19                      160                 171
       11.50%,10/15/10 - 8/15/15                      78                  84

       II
       7.00%, 11/20/23 - 1/20/24                      27                  26

       8.50%, 10/20/24                               261                 268

       Government National Mortgage Assn.
       REMIC
       6.35%,1/20/28                           $   5,000           $   4,568

       6.50%,5/20/28                               4,837               4,473

       7.00%,5/16/24                               2,000               2,029

       Interest Only, 8.00%, 6/16/23 **              302                  51

       Total U.S. Government Mortgage-Backed
       Securities (Cost $35,960)                  35,210


MONEY MARKET FUNDS  2.0%

       Government Reserve Investment Fund, 6.53    5,975               5,975

       Total Money Market Funds (Cost $5,975)                          5,975

Total Investments in Securities
99.0% of Net Assets (Cost $287,990)                                $ 299,316

Futures Contracts
In thousands
                                          Contract       Unrealized
                              Expiration  Value          Gain (Loss)
                              ----------  -------------  -----------

Long, 50 U.S. Treasury
30-year Note, Contracts,
$116,000 par of 8.75% U.S.
Treasury Bonds pledged as
initial margin                           3/01     $  5,132              $ 54

Net payments (receipts) of
       variation margin to date                                          (13)

       Variation margin receivable
       (payable) on open futures
       contracts                                                          41

       Other Assets Less Liabilities                              $    3,074

       NET ASSETS                                                 $  302,431
                                                                   ---------

Net Assets Consist of:
Accumulated net investment income - net of distributions          $       12

Accumulated net realized gain/loss - net of distributions             (1,877)

Net unrealized gain (loss)                                            11,380

Paid-in-capital applicable to 26,819,461 shares of $0.01
par value capital stock outstanding; 2,000,000,000 shares
of the Corporation authorized                                        292,916

NET ASSETS                                                        $  302,431
                                                                   ---------

NET ASSET VALUE PER SHARE                                         $    11.28
                                                                   ---------



     ** For Interest Only securities, amount represents notional principal on which the fund receives interest
      #   Seven-day yield
   REMIC  Real Estate Mortgage Investment Conduit

The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Long-Term Fund
--------------------------------------------------------------------------------

Unaudited

Statements of Operations
--------------------------------------------------------------------------------
In thousands                            Money  Intermediate        Long-Term
                                        Fund           Fund             Fund

                                    6 Months       6 Months        6 Months
                                       Ended          Ended           Ended
                                    11/30/00       11/30/00        11/30/00

Investment Income (loss)
Interest income                     $ 28,092       $  7,346        $  9,416

Expenses
  Investment management                1,454            431             549
  Shareholder servicing                  619            215             305
  Custody and accounting                  61             52              50
  Prospectus and shareholder
  reports                                 31             10               7
  Registration                            19             13              11
  Legal and audit                          5              5               5
  Directors                                4              3               4
  Miscellaneous                            3              2               2
  Total expenses                       2,196            731             933
  Expenses paid indirectly                (6)          --              --
  Net expenses                         2,190            731             933
  Net investment income (loss)        25,902          6,615           8,483

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                2         (1,727)           (531)
  Futures                                --               70              95
  Net realized gain (loss)                  2         (1,657)           (436)
Change in net unrealized gain or loss
  Securities                             --           11,449          19,336
  Futures                                --              130              54
  Change in net unrealized gain
  or loss                                --           11,579          19,390
Net realized and unrealized gain (los       2          9,922          18,954

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS               $ 25,904       $ 16,537        $ 27,437

The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Money Fund
--------------------------------------------------------------------------------
Unaudited
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

     x                                                 6 Months         Year
     x                                                    Ended        Ended
     x                                                 11/30/00      5/31/00

    Increase (Decrease) in Net Assets
    Operations
       Net investment income (loss)                  $   25,902   $   42,724
       Net realized gain (loss)                               2           30
       Increase (decrease) in net assets
       from operations                                   25,904       42,754

    Distributions to shareholders
       Net investment income                            (25,902)     (42,724)

    Capital share transactions *
       Shares sold                                      565,255    2,512,141
       Distributions reinvested                          24,911       40,913
       Shares redeemed                                 (604,584)  (2,515,619)
       Increase (decrease) in net
       assets from capital
       share transactions                               (14,418)      37,435

     Net Assets
     Increase (decrease) during period                  (14,416)      37,465
     Beginning of period                                927,410      889,945

       End of period                                 $  912,994   $  927,410
                                                     -----------------------

    *Share information
       Shares sold                                      565,255    2,512,141
       Distributions reinvested                          24,911       40,913
       Shares redeemed                                 (604,584)  (2,515,619)

       Increase (decrease) in shares
       outstanding                                      (14,418)      37,435


The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Intermediate Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands
                                                       6 Months         Year
                                                          Ended        Ended
                                                       11/30/00      5/31/00
    Increase (Decrease) in Net Assets
    Operations
       Net investment income (loss)                  $    6,615   $   13,409
       Net realized gain (loss)                          (1,657)      (6,458)
       Change in net unrealized
       gain or loss                                      11,579       (2,366)

       Increase (decrease) in net assets
       from operations                                   16,537        4,585

    Distributions to shareholders
       Net investment income                             (6,615)     (13,409)
       Net realized gain                                   --         (2,460)
       Decrease in net assets from
       distributions                                     (6,615)     (15,869)

    Capital share transactions *
       Shares sold                                       31,084       75,533
       Distributions reinvested                           5,512       13,264
       Shares redeemed                                  (31,904)    (103,150)

       Increase (decrease) in
       net assets from capital
       share transactions                                 4,692      (14,353)

       Net Assets
       Increase (decrease) during period                 14,614      (25,637)
       Beginning of period                              230,350      255,987

       End of period                                 $  244,964   $  230,350
                                                     -----------------------

       *Share information
       Shares sold                                        6,138       14,978
       Distributions reinvested                           1,087        2,638
       Shares redeemed                                   (6,307)     (20,516)

       Increase (decrease) in
       shares outstanding                                   918       (2,900)


The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Long-Term Fund
--------------------------------------------------------------------------------
Unaudited

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands
                                                       6 Months         Year
                                                          Ended        Ended
                                                       11/30/00      5/31/00

     Increase (Decrease) in Net Assets
     Operations
       Net investment income (loss)                  $    8,483   $   19,134
       Net realized gain (loss)                            (436)      (2,077)
       Change in net unrealized gain or loss             19,390      (10,189)

       Increase (decrease) in net assets from
       operations                                        27,437        6,868

     Distributions to shareholders
       Net investment income                             (8,483)     (19,134)
       Net realized gain                                   --         (3,483)
       Decrease in net assets from
       distributions                                     (8,483)     (22,617)

     Capital share transactions *
       Shares sold                                       25,826       80,055
       Distributions reinvested                           8,001       21,607
       Shares redeemed                                  (50,190)    (119,608)
       Increase (decrease in net
       assets from capital                              (16,363)     (17,946)

     Net Assets
     Increase (decrease) during period                    2,591      (33,695)
     Beginning of period                                299,840      333,535

     End of period                                   $  302,431   $  299,840
                                                     -----------------------

     *Share information
       Shares sold                                        2,372        7,506
       Distributions reinvested                             730        2,044
       Shares redeemed                                   (4,612)     (11,337)
       Increase (decrease) in shares
       outstanding                                       (1,510)      (1,787)


The accompanying notes are an integral part of these financial statements.


T. Rowe Price U.S. Treasury Funds
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 2000

Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price U.S. Treasury Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 as a diversified, open-ended, management investment company. The U.S. Treasury Money Fund (the Money
     Fund), the U.S. Treasury Intermediate Fund (the Intermediate Fund), and the U.S. Treasury Long-Term Fund (the Long-Term Fund) are three portfolios established by the corporation and commenced operations on June 28, 1982, September 29, 1989, and September 29, 1989, respectively. The Money Fund seeks maximum preservation of capital and liquidity and, consistent with these goals, the highest possible current income. The Intermediate Fund seeks a high level of income consistent with maximum credit protection and moderate fluctuation in principal. The Long-Term Fund seeks the highest level of income consistent with maximum credit protection.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation - Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Directors.

     Premiums and Discounts - Premiums and discounts on debt securities, other than mortgage-backed securities (MBS), are amortized for both financial reporting and tax purposes. Premiums and discounts on all MBS are recognized upon disposition or principal repayment as gain or loss for financial reporting purposes. For tax purposes, premiums and discounts on MBS acquired on or before June 8, 1997, are recognized upon disposition or principal repayment as ordinary income. For MBS acquired after June 8, 1997, premiums are recognized as gain or loss; discounts are recognized as gain or loss, except to the extent of accrued market discount.

     In November, 2000, the American Institute of Certified Public Accountants issued a revised Audit and Accounting Guide - Audits of Investment Companies (the guide), which will be adopted by the fund as of June 1, 2001. The guide requires all premiums and discounts on debt securities to be amortized, and gain/loss on paydowns of MBS to be accounted for as interest income. Upon adoption, each fund will adjust the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. This adjustment will have no effect on the funds' net assets or results of operations.

     Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce each fund's custody charges. Payments ("variation margin") made or received by each fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.


Note 2 - INVESTMENT TRANSACTIONS

     Consistent with their investment objective, the Intermediate and Long-Term Funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

     Futures Contracts - During the six months ended November 30, 2000, the Intermediate and Long-Term Funds were party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

     Other - Purchases and sales of U.S. government securities, other than short-term securities, for the six months ended November 30, 2000, were as follows:

--------------------------------------------------------------------------------
                                                Intermediate        Long-Term
                                                        Fund             Fund

     U.S. government securities

       Purchases                               181,604,000         $18,942,000

       Sales                                   163,115,000         37,211,000


Note 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of May 31, 2000, the Intermediate Fund had capital loss carryforwards for federal income tax purposes of $842,000, all of which expires in 2008. As of May 31, 2000, the Long-Term Fund had capital loss carryforwards for federal income tax purposes of $293,000, all of which expires in 2008. Each Fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At November 30, 2000, the costs of investments for the Money, Intermediate, and Long-Term Funds for federal income tax purposes were substantially the same as for financial reporting and totaled $904,042,000, $238,134,000, and $287,990,000, respectively. For the Money Fund, amortized cost is equivalent to value; and for the Intermediate and Long-Term Funds, net unrealized gain (loss) on investments was as follows:

--------------------------------------------------------------------------------
                                               Intermediate        Long-Term
                                                    Fund                Fund

     Appreciated investments                   $5,617,000          $12,358,000
     Depreciated investments                     (910,000)          (1,032,000)
     Net unrealized gain (loss)                $4,707,000          $11,326,000
                                               -------------------------------


Note 4 - RELATED PARTY TRANSACTIONS

     Each fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates). The investment management agreement between each fund and the manager provides for an annual investment management fee, of which $237,000, $72,000, and $88,000 were payable at November 30, 2000, by the
     Money, Intermediate, and Long-Term Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets for the Intermediate and Long-Term Funds, and a group fee. The Money Fund does not have an individual fee, only a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or T. Rowe Price International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At November 30, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, each fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which each fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services Inc., is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in each fund. The Money, Intermediate, and Long-Term Funds incurred expenses pursuant to these related party agreements totaling approximately $553,000, $211,000, and $129,000, respectively, for the six months ended November 30, 2000, of which $100,000, $36,000, and $26,000, respectively, were payable at period-end.

     Additionally, the Long-Term Fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, Price Associates, and, in the case of T. Rowe Price Spectrum International, T. Rowe Price International. Spectrum Income Fund held approximately 55.4% of the outstanding shares of the Long-Term Fund at November 30, 2000. For the six months then ended, the Long-Term Fund was allocated $194,000 of Spectrum expenses, $26,000 of which was payable at period-end.

     The funds may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates or T. Rowe Price International and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the Intermediate and Long-Term Funds for the six months ended November 30, 2000, totaled $160,000 and $67,000, respectively, and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

     Investment Services and Information

          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

          In Person Available in T. Rowe Price Investor Centers.

          ACCOUNT SERVICES

          Checking Available on most fixed-income funds ($500 minimum).

          Automatic Investing From your bank account or paycheck.

          Automatic Withdrawal Scheduled, automatic redemptions.

          Distribution Options Reinvest all, some, or none of your distributions.

          Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

          BROKERAGE SERVICES*

          Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

          INVESTMENT INFORMATION

          Combined Statement Overview of all your accounts with T. Rowe Price.

          Shareholder Reports Fund managers' reviews of their strategies and results.

          T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

          Performance Update Quarterly review of all T. Rowe Price fund results.

          Insights Educational reports on investment strategies and financial markets.

          Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

          * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
          ** Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.
     Please call for a prospectus, which contains complete information, including fees and expenses. Read it carefully before investing.
     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.


T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------------------------------

Advisory Services, Retirement Resources

          T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

          ADVISORY SERVICES

          T. Rowe Price Retirement Income ManagerSM helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

          T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

          RETIREMENT RESOURCES AT T. ROWE PRICE

          Traditional, Roth, and Rollover IRAs
          SEP-IRA and SIMPLE IRA
          Profit Sharing
          Money Purchase Pension
          "Paired" Plans (Money Purchase
           Pension and Profit Sharing Plans)
          401(k) and 403(b)
          457 Deferred Compensation

          Planning and Informational Guides

          Minimum Required Distributions Guide
          Retirement Planning Kit
          Retirees Financial Guide
          Tax Considerations for Investors

          Insights Reports

          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          The Roth IRA: A Review

          Software Packages

          T. Rowe Price Retirement Planning
            AnalyzerTM CD-ROM or diskette $19.95.
            To order, please call 1-800-541-5760.
            Also available on the Internet for $9.95.
          T. Rowe Price Variable Annuity AnalyzerTM
            CD-ROM or diskette, free. To order,
            please call 1-800-469-5304.

          T. Rowe Price Immediate Variable
            Annuity (Income Account)

          Investment Kits

          We will be happy to send you one of our easy-to-follow investment kits when you are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, qualified plans, small-business plans, or our no-load variable annuities.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown - new address
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


T. Rowe Price Invest with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor           C07-051  11/30/00